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                              IDEX II SERIES FUND
                               (GROWTH PORTFOLIO)
                        SUPPLEMENT DATED JANUARY 5, 1996
                      TO PROSPECTUS DATED OCTOBER 1, 1995

   PLEASE READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.


The following information supplements the information on page 29 under the heading "Sub-Advisers":

         As of January 1, 1996, Scott W. Schoelzel will serve as the sole portfolio manager of the Growth Portfolio. Mr. Schoelzel has served as
co-portfolio manager of the Growth Portfolio since 1995.   Mr. Schoelzel also
serves as the portfolio manager of other mutual funds in the IDEX group: IDEX Fund and IDEX Fund 3. Mr. Schoelzel is Vice President of Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Shoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. Prior to 1991, he was a general partner of Ivy Lane Investments, Denver, Colorado (a real estate investment brokerage).